Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Legg Mason BW Large Cap Value Portfolio

(the “Portfolio”)

Supplement dated November 4, 2015, to the Portfolio’s

Summary Prospectus dated May 1, 2015, as amended

On August 27, 2015, a special meeting of the shareholders (the “Meeting”) of the Portfolio was held for the purpose of approving a subadvisory agreement between SunAmerica Asset Management, LLC, the Portfolio’s investment adviser, and Brandywine Global Investment Management, LLC (“Brandywine”), the proposed investment subadviser, with respect to the Portfolio (the “New Subadvisory Agreement”).

Shareholders are advised that the New Subadvisory Agreement was approved at the Meeting. Effective September 8, 2015, Brandywine began serving as the Portfolio’s subadviser and the changes to the Portfolio’s name and its principal investment strategies described in the prospectus supplement dated June 11, 2015 became effective. In addition the following changes became effective:

In the section entitled “Portfolio Summary: SA Legg Mason BW Large Cap Value Portfolio,” the information under the heading Investment Adviser is deleted in its entirety and replaced with the following:

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC. The Portfolio is subadvised by Brandywine Global Investment Management, LLC.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Henry F. Otto	2015	Managing Director, Portfolio Manager
Steven M. Tonkovich	2015	Managing Director, Portfolio Manager
Joseph J. Kirby	2015	Portfolio Manager

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.